                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 31, 2002


                            Balanced Care Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-13845                 25-1761898
----------------------------           ------------          ------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



            1215 Manor Drive, Mechanicsburg, PA          17055
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip code)



Registrant's telephone number, including area code: 717-796-6100


                               Page 1 of 8 pages.
                        Exhibit Index begins on page 8.

Item 5. Other Events.


On April 8, 2002, the Company and certain of its subsidiaries, as purchasers (collectively, the "Purchasers"), entered into an Agreement of Purchase and Sale dated as of March 31, 2002 (the "Purchase Agreement"), with Centerville ALF, Inc., Medina ALF, Inc., and Shippensburg ALF, Inc., as sellers (collectively, the "Sellers"), and Ocwen Financial Corporation, an affiliate of Sellers ("Lender"). Pursuant to the Purchase Agreement, Purchasers acquired all of Sellers' right, title and interest in and to three healthcare facilities located in Centerville, Ohio, Medina, Ohio and Shippensburg, Pennsylvania (collectively, the "Facilities"). The purchase price for the Facilities was $14,183,812.45 (the "Purchase Price"). The Purchase Price was paid by Purchasers to Sellers as follows: (i) $5,030,456.45 in cash and (ii) $9,153,356.00 pursuant to a Term Note (as discussed below).

The Term Note is a promissory note in the original principal amount of $9,153,356.00 made in favor of Lender by Balanced Care Realty (OFC), Inc., a wholly owned subsidiary of the Company and affiliate of Purchasers ("Borrower"). The Term Note was issued pursuant to a Term Loan Agreement dated as of March 31, 2002 (the "Term Loan Agreement") among Lender, the Company, Borrower and certain other subsidiaries of the Company. Interest on the Term Note is 8% per annum. Interest only is due and payable monthly in arrears. All principal and accrued interest is due and payable in full on September 30, 2003 (the "Initial Due Date"), unless Borrower elects the Extension (as defined in the Term Loan Agreement), which would extend the Initial Due Date until March 31, 2005 (the "Extended Due Date") (subject to satisfaction of certain conditions precedent, including (i) a written request from Borrower, (ii) a principal payment from Borrower in the amount of $1,000,000.00 and (iii) a fee from Borrower in the amount of $90,160.00). Under certain circumstances, Borrower may be required to pay Additional Payments (as defined in the Term Loan Agreement) to Lender, as more specifically set forth in the Term Loan Agreement and the Term Note. Subject to the provisions of the Term Loan Agreement, the Term Note may be prepaid at any time, in whole or in part. The maturity date of the Term Note is referred to herein as the "Term Note Maturity Date". The Term Note is secured by the Collateral and the Security Documents (as such terms are defined in the Term Loan Agreement), including, without limitation, (i) a first priority mortgage in favor of


                               Page 2 of 8 pages.
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Lender encumbering each of the Facilities (the "Mortgage"), (ii) an unconditional guaranty agreement issued by the Company in favor of Lender and
(iii) an unconditional guaranty agreement issued by LMR Holdings Limited ("LMR") in favor of Lender (the "LMR Guaranty"). The LMR Guaranty is limited to the principal amount evidenced by the Term Note and interest thereon and also includes, generally,(i) amounts owed for real estate taxes, (ii) insurance premiums and (iii) amounts expended by Lender for repairs, improvements, maintenance and upkeep of the Facilities. The beneficiaries (or beneficial owners) of the shareholders of LMR are also beneficiaries (or beneficial owners) of the shareholders of the Company.

In addition to the Term Note, the Borrower also issued a promissory note in favor of Sellers in the original principal amount of $3,449,401.47 (the "Deferred Purchase Price Note"). Interest on the Deferred Purchase Price Note is 16% per annum. No interest payments are due unless and until the occurrence of an Event of Default (as defined in the Term Loan Agreement). All principal and accrued interest is due and payable on the Term Note Maturity Date; provided, however, in the event (i) the Term Note is paid in full, whether on the Initial Due Date, the Extended Due Date or by prepayment and (ii) an Event of Default (as defined in the Term Loan Agreement), which constitutes a monetary default or breach of any payment obligation, has not occurred and is continuing, then the entire outstanding principal and any accrued interest under the Deferred Purchase Price Note shall be forgiven. The Deferred Purchase Price Note is secured by a mortgage encumbering each of the Facilities (the "Subordinate Mortgage"), which is subordinate to the Mortgage securing the Term Note.

The Company also issued a promissory note in favor of Sellers in the original principal amount of $963,445.00 (the "BCC Note"). Interest on the BCC Note is 2.66% per annum. No interest payments are due unless and until the occurrence of an Event of Default (as defined in the Term Loan Agreement). All principal and accrued interest is due and payable on the Term Note Maturity Date; provided, however, in the event (i) the Term Note is paid in full, whether on the Initial Due Date, the Extended Due Date or by prepayment and (ii) an Event of Default (as defined in the Term Loan Agreement), which constitutes a monetary default or breach of any payment obligation, has not occurred and is continuing, then the entire outstanding principal and any accrued interest under the BCC Note shall be forgiven. The BCC Note is also secured by the Subordinate Mortgage. The Term Note, the Deferred Purchase Price Note and the BCC Note are cross-defaulted.


                               Page 3 of 8 pages.

In connection with the Purchase Agreement and the Term Loan Agreement, Lender, Sellers, the Company and certain other subsidiaries of the Company entered into a Settlement Agreement and Release dated as of March 31, 2002 (the "Settlement Agreement") to resolve that certain lawsuit styled Centerville ALF, Inc., et al.
v. Balanced Care Corporation, Case No. C3 01-233, filed in the United States District Court, Southern District of Ohio, Western Division, by Seller against the Company for past due rent owed Sellers (the "Litigation"). Subject to the provisions of the Settlement Agreement, Sellers agreed to file a Notice of Dismissal with Prejudice (the "Notice") with respect to the Litigation to dismiss all claims against the Company with prejudice. Subject to the provisions of the Settlement Agreement, the parties also agreed to mutually release each other from all claims arising out of the Litigation. Under certain circumstances as more specifically set forth in the Settlement Agreement, if the transactions contemplated by the Purchase Agreement, the Term Loan Agreement, the Settlement Agreement or any of the other documents executed in connection therewith (collectively, the "Transaction Documents") are ever set aside, rescinded, voided or unwound in whole (but not in part), then (i) Sellers shall return the $5,030,456,45 cash portion of the Purchase Price to the Company, (ii) the Company shall ensure that Borrower re-conveys the Facilities to Sellers, (iii) the Term Note, the Deferred Purchase Price Note and the BCC Note shall be marked cancelled and returned to the makers, (iv) Lender shall release and terminate the Security Documents (as defined in the Term Loan Agreement), (v) the parties shall take whatever other action is required in order to place all affected parties in substantially the same position as such parties occupied prior to the execution and delivery of the Transaction Documents , (vi) the releases contained in the Settlement Agreement shall be void ab initio, and shall be of no force and effect and (vii) Lender and Sellers shall have the right to bring any action or claim against the Company or any other party in connection with the subject matter of the Litigation.

Also in connection with the Purchase Agreement and the Term Loan Agreement, Lender, Sellers, the Company and certain other parties entered into those certain Agreements for Termination of Lease Documents and Mutual Releases dated as of March 31, 2002(collectively, the "Termination Agreements"). Under the Termination Agreements and subject to the provisions of the Settlement Agreement, the parties agreed to terminate all of the Lease Documents (as defined in the Termination Agreements) with respect to the Facilities; provided, however, the Termination


                               Page 4 of 8 pages.
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Agreements will not effect, limit, modify or release any party from any obligation or operate as a waiver of any rights of any party under or pursuant to any other provisions of the Lease Documents which, by their express terms, survive the termination of such Lease Documents (other than in connection with the Terminated Rent Obligations (as defined in the Termination Agreements)). Further, under the Termination Agreements and subject to the provisions of the Settlement Agreement, the parties agreed to mutually release each other from all claims arising under the Lease Documents. Notwithstanding the foregoing, the Company agreed to defend, indemnify and hold harmless Lender and Sellers from and against any and all liens, claims, costs, losses, expenses, damages, actions and causes of action for which the affiliates of the Company were responsible under the Lease Documents and which accrued on or before March 31, 2002 (other than in connection with the Terminated Rent Obligations (as defined in the Termination Agreements)).

The foregoing is a summary of the material terms of the Transaction Documents and does not purport to be complete and is qualified in its entirety by the Transaction Documents attached hereto as Exhibits, which are incorporated by reference herein as if fully set forth.

Item 7. Financial Statements and Exhibits.

        (a)   Financial statements of businesses acquired.

              Not applicable.

        (b)   Pro forma financial information.

              Not applicable.

        (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

        Exhibit No.     Description
        -----------     -----------
        10.1            Agreement of Purchase and Sale dated as of March 31,
                        2002 (filed herewith).

        10.2 Term Loan Agreement dated as of March 31, 2002 (filed herewith).

        10.3            Term Note dated as of March 31, 2002 (filed herewith).


                               Page 5 of 8 pages.

        10.4            Deferred Purchase Price Note dated as of March 31, 2002
                        (filed herewith).

        10.5            BCC Note dated as of March 31, 2002 (filed herewith).

        10.6            Unconditional Guaranty Agreement by Balanced Care
                        Corporation dated as of March 31, 2002 (filed herewith).

        10.7 Unconditional Guaranty Agreement by LMR Holdings Limited dated as of March 31, 2002 (filed herewith).

        10.8            Settlement and Release Agreement dated as of March 31,
                        2002 (filed herewith).

        10.9            Agreement for Termination of Lease Documents and Mutual
                        Releases (Medina) dated as of March 31, 2002 (filed herewith).

        10.10           Agreement for Termination of Lease Documents and Mutual
                        Releases (Centerville) dated as of March 31, 2002 (filed herewith).

        10.11           Agreement for Termination of Lease Documents and Mutual
                        Releases (Shippensburg) dated as of March 31, 2002
                        (filed herewith).


                               Page 6 of 8 pages.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Balanced Care Corporation

Date:  April 16, 2002               By:   /s/ Richard. D. Richardson
                                          -----------------------------
                                          Richard D. Richardson
                                          Chief Executive Officer


                               Page 7 of 8 pages.

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
10.1              Agreement of Purchase and Sale dated as of March 31, 2002
                  (filed herewith).

10.2 Term Loan Agreement dated as of March 31, 2002 (filed herewith).

10.3              Term Note dated as of March 31, 2002 (filed herewith).

10.4 Deferred Purchase Price Note dated as of March 31, 2002 (filed herewith).

10.5              BCC Note dated as of March 31, 2002 (filed herewith).

10.6 Unconditional Guaranty Agreement by Balanced Care Corporation dated as of March 31, 2002 (filed herewith).

10.7 Unconditional Guaranty Agreement by LMR Holdings Limited dated as of March 31, 2002 (filed herewith).

10.8              Settlement and Release Agreement dated as of March 31, 2002
                  (filed herewith).

10.9              Agreement for Termination of Lease Documents and Mutual
                  Releases (Medina) dated as of March 31, 2002 (filed herewith).

10.10             Agreement for Termination of Lease Documents and Mutual
                  Releases (Centerville) dated as of March 31, 2002 (filed herewith).

10.11             Agreement for Termination of Lease Documents and Mutual
                  Releases (Shippensburg) dated as of March 31, 2002 (filed herewith).


                             Page 8 of 8 pages.